UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 12, 2024 (December 6, 2024)

Synchronoss Technologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40574	06-1594540
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Crossing Boulevard, 8th Floor
Bridgewater, New Jersey	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 620-3940

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 par value	SNCR	The Nasdaq Stock Market, LLC
8.375% Senior Notes due 2026	SNCRL	The Nasdaq Stock Market, LLC

Item 1.01.	Entry into a Material Definitive Agreement.

On December 6, 2024, Synchronoss Technologies, Inc. (the “Company”) entered into an amendment (the “Amendment”) with AT&T Services, Inc. (“AT&T”) to amend and restate the terms of an order (as amended by the Amendment, the “Amended Order”) under the Master Services Agreement dated September 1, 2005, as amended (the “Master Agreement”) between the Company and AT&T. Pursuant to the Amended Order, the Company agreed to continue to provide its Synchronoss Personal Cloud™ platform to AT&T’s customers in conformance with certain specifications and requirements set forth therein in consideration for the payment of monthly Cloud Services fees based on the number and type of AT&T Subscriber utilizing the Company’s services, plus an annual maintenance fee. The Amended Order is effective until December 30, 2027, unless terminated earlier by AT&T upon specified prior written notice or in accordance with the Master Agreement.

The foregoing description of the Amendment and the Amended Order does not purport to be complete and is qualified in its entirety by the full text of the Amendment, a copy of which will be filed with the exhibits to the Company’s Annual Report on Form 10-K for the year ending December 31, 2024.

A copy of the press release announcing the Amended Order is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description	Filed Herewith
99.1	Press Release of Synchronoss Technologies, Inc. dated December 12, 2024.	x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2024

Synchronoss Technologies, Inc.
/s/ Jeffrey Miller
Name:	Jeffrey Miller
Title:	Chief Executive Officer
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